OPERATING LEASES	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
OPERATING LEASES
OPERATING LEASES

Rental income

The minimum contractual future revenues to be received on time charters as of December 31, 2017, were as follows:

Year ending December 31, (in thousands of $)	Total
2018	301,555	(1)
2019	225,500
2020	214,441
2021	213,855
2022 and thereafter	268,940
Total	1,224,291
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(1) On July 12, 2017, we agreed to certain amendments with the charterer of the Golar Freeze, DUSUP, to shorten the charter by a year, to end in April 2019 and to remove DUSUP's termination for convenience rights and extension option rights which ran to 2024. We have the right to terminate our obligations under the charter while continuing to receive the capital element of the charter hire until April 2019.

Minimum lease revenues are calculated based on certain assumptions such as those relating to expected off-hire days and, for those days on-hire, estimates of the operating component of the charter rate (where applicable) which includes assumptions as to forecast foreign currency rates, changes in the specified consumer price index, among others.

PTNR has the right to purchase the NR Satu at any time after the first anniversary of the commencement date of its charter at a price that must be agreed upon between us and PTNR. We have assumed that this option will not be exercised. Accordingly, the minimum lease revenues set out above include revenues arising within the option period.

The time charter with KNPC for the Golar Igloo is for five nine month regasification seasons. Every year KNPC has the option to extend the regasification season. In addition, KNPC has the option to extend the charter by one regasification season. The minimum contractual future revenues above assumes that both these options will not be exercised.

Jordan has the option, for a termination fee, to terminate the charter after the fifth anniversary of the delivery date of the Golar Eskimo. The minimum contractual future revenues above assumes that this option will not be exercised.

The cost and accumulated depreciation of vessels leased to charterers at December 31, 2017 and 2016 were $1,742.2 million and $2,436.4 million; and $484.8 million and $672.5 million, respectively. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.